UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November  14, 2017

  ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November  14, 2017, ARC Group Worldwide, Inc. (the “Company”) held its annual meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting,  17,207,329 shares were represented in person or by proxy from the 18,209,485 shares of the Company’s common stock issued, outstanding and entitled to vote as of the record date of September 25, 2017.  The shares present in person or by proxy at the Annual Meeting represented 94.5% of the issued and outstanding shares and therefore constituted a quorum for the purpose of conducting the business of the meeting in accordance with the Company’s bylaws.  The following votes were cast in person or by proxy at the Annual Meeting:

Proposal 1

For the nominations for the election of directors of the Company, the following sets forth the votes received:

Nominees for Directors	For	Withheld	Broker Non-Votes*
Alan G. Quasha	13,823,296	10,804	3,373,229
Drew M. Kelley	13,809,673	24,427	3,373,229
Gregory D. Wallis	11,765,061	2,069,039	3,373,229
Eddie W. Neely	11,765,424	2,068,676	3,373,229
Todd A. Grimm	11,765,377	2,068,723	3,373,229

*“Broker Non-Votes” are votes submitted by brokers who presents the shares for purposes of quorum but do not have authority to vote on behalf of the owners of such shares.

A plurality of all votes cast in person or by proxy at the Annual Meeting were cast to elect nominees Alan G. Quasha, Drew M. Kelley, Gregory D. Wallis, Eddie W. Neely and Todd A. Grimm to serve as Directors until the next Annual Meeting and until their respective successors have been duly elected and qualified.

Proposal 2

To ratify the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2018.  The following results were obtained with respect to Proposal 2:

	For	Against	Abstain	Broker Non-Votes
Total Shares	17,198,390	3,800	5,139	0

There being a majority of all shares present and voting, in person or by proxy, at the Annual Meeting voting “For” the ratification of the selection of Hein & Associates LLP to serve as our certified independent accountants for the year ending June 30, 2018, Proposal 2 was approved.

No other business was taken at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5
ARC Group Worldwide, Inc.

Date: November 15, 2017	By:	/s/ Drew M. Kelley
Name: Drew M. Kelley
Title: Chief Financial Officer